SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               THIRD AMENDMENT TO
                                 CURRENT REPORT
                                  ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  September 6, 1996
                 ------------------

(Date of earliest event reported):      (December 15, 1995 )
                                        --------------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             (Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)
                       0-17206                13-3029797
                       --------               ----------

             Commission File No.         I.R.S. Employer Identification


                  630 Third Avenue, New York, NY        10017
                  ------------------------------     --------

                Address of principal executive offices  Zip Code



                                 (212) 557-0022
                                 --------------

              Registrant's telephone number,  including area code
ITEM 5.  OTHER EVENTS


     On December 15, 1995, Management Technologies, Inc. ("the Company") entered into a letter agreement (the "Letter Agreement") with Israel Trading Fund Ltd. ("ITF") and Select Capital Advisors, Inc. ("Select Capital") with regard to the placement and subscription of the Company's 9% Subordinated Convertible Debentures (the "Debentures") in the original aggregate amount of $6,000,000, maturing on December 31, 1997, pursuant to a resolution of the Company's Board of Directors. Under the Letter Agreement, the Debentures were to be subscribed in four tranches as follows:
1. The Series A Debentures, in the original amount of $1,250,000 were due to close on or prior to December 15, 1995, subject to the Company's arranging for its management or others (1) to acquire $1,000,000 of common shares of the Company ("Shares") on or prior to December 22, 1995 and (2) to execute a commitment prior to such date for the acquisition of $250,000 of additional Shares which note will mature on or prior to April 30, 1996. The Company met the conditions precedent for the closing of the Series A debentures as evidenced in letters dated December 15, 1995 and annexed hereto as Exhibits 10.181 and 10.182. The amount of the Series A Debentures was increased to $1,950,000 by letter agreement dated December 22, 1995. The Series A Debentures are convertible at the lower of $.48 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5)
     consecutive business days immediately preceding the conversion date.   On
     December 29, 1995, the Company completed all of the transactions wherein the Company issued six Series A Debentures in the aggregate amount of $1,850,000 as follows:
         HOLDER                   AMOUNT             CLOSING DATE
         Torah Vachesed           $600,000           December 20,
         Lezra Vesad                                 1995
         Shulamit                 $550,000           December 20,1995
         Pritzker
         Dovasar S.A.             $200,000           December 29,
                                                     1995
         Aaron Meyer              $400,000           December 22,1995
         Gee
         Chava Fischman           $100,000           December 29,
                                                     1995

     The following tranch "A" debentures have been presented for conversion at $0.48 per share:
CONVERSION                                                 CONVERSION
DATE                   HOLDER                AMOUNT        SHARES
February 8, 1996       Schulamit Pritzker    $120,000      256,000
February 20, 1996      Torah Vachesed        $300,000      625,000
                       Lezra Vesad
February 26, 1996      Shulamit Pritzker     $200,000      416,667
March 4, 1996          Torah Vachesed        $300,000      625,000
                       Lezra Vesad
March 4, 1996          Dovasar S.A.          $200,000      416,667
March 4, 1996          Chava Fischman        $100,000      208,333

April 22, 1996         Aron Meyer Gee        $250,000      520,833


2. The Series B Debentures, in the amount of $1,500,000 were due to close on or prior to February 10, 1996, subject to the Company's not suffering a loss for the quarter ending January 31, 1996 per the Company's unaudited financial statements for the quarter ending January 31, 1996, as certified by the Company's President and Chief Financial Officer. The Series B Debentures are convertible at the lower of $.53 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date. On February 16, 1996, the Company completed transactions wherein the Company issued Series B Debentures in the aggregate amount of $1,500,000 as follows:
HOLDER          AMOUNT     CLOSING DATE
Henry           $300,000   January 25, 1996
Zieleniec
Raphael         $100,000   January 29, 1996
Lapidus
Miriam Herzel   $100,000   January 29, 1996
Yosef Yud       $400,000   January 29, 1996
Menachem Begun  $450,000   January 29, 1996
Shulamit        $150,000   February 16, 1996
Pritzker

     On March 12, 1996, the Company filed a Quarterly Report on Form 10-QSB with the Securities and Exchange Commission showing a net profit of $17,000 for the quarter ended January 31, 1996.
     The following tranch "B" debentures have been presented for conversion:
CONVERSION                                                CONVERSION
DATE                    HOLDER               AMOUNT       SHARES
July 19, 1996           Menachem Begun       $450,000     1,238,987

3. The Series C Debentures, in the original amount of $1,500,000 was due to close on or prior to March 15, 1996 subject to the Company entering into at least two contracts with financial institutions for the purchase of the Company's products, which contracts would generate not less than $2,000,000 in gross revenues, and not less than $1,000,000 in gross revenues would be
     recognisable on or prior to April 30, 1996.   The Company met said
     condition by the closing of software sales to Cariplo and Landes Rheinland Pflaz which will generate $2,400,000 in gross revenue, of which $1,600,000 will be recognized on or prior to April 30, 1996. The Board of Directors of the Company resolved to approve an amendment to the terms and amount of the Series C Debentures, and pursuant to said resolution, the Company, ITF and Select Capital agreed to amend the Letter Agreement to increase Tranch "C" to $3,550,000 and to amend the Tranch "C" conversion terms to the lower of $0.85 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five
     (5) consecutive business days immediately preceding the conversion date from the lower of $1.04 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the
     conversion date.   On March 26, 1996, the Company completed transactions
     wherein the Company issued Series C Debentures in the aggregate amount of $3,550,000 as follows:
     HOLDER                              AMOUNT      CLOSING DATE
                  Shulamit Pritzker        $650,000        February 28, 1996
                    Joseph Weinburg        $500,000        February 28, 1996
         Torah Vachesed Lezra Vesad        $400,000        February 28, 1996
                          Josef Yud        $500,000        February 28, 1996
                    Aaron Meyer Gee        $500,000        February 28, 1996
                       Dovasar S.A.        $500,000        February 28, 1996
                 Israel Daniel Levy        $190,000           March 26, 1996
                          Josef Yud        $110,000           March 26, 1996
         Mary Park Properties, Ltd.        $200,000           March 26, 1996

     The following tranch "C" debentures have been presented for conversion:
     CONVERSION                                                  CONVERSION
     DATE                      HOLDER               AMOUNT       SHARES
     April 25, 1996            Schulamit Pritzker      $650,000    1,116,780
     May 8, 1996               Aaron Meyer Gee         $500,000      895,106
     May 8, 1996               Josef Yud               $175,000      313,339

     May 24, 1996              Torah Vachesed          $100,000      185,508
                               Lezra Vesad
     May 28, 1996              Josef Yud               $175,000      334,381
     July 2, 1996              Daniel Levy             $102,400      227,950
     July 10, 1996             Torah Vachesed          $300,000      711,111
                               Lezra Vesad
     July 25, 1996             Joseph Weinburg         $500,000    1,333,333
     July 21, 1996             Dovasar S.A.            $500,000    1,362,027
     July 19, 1996             Israel Daniel Levy       $92,587      254,863

4. Series D Debenture, in the original amount of $1,750,000 was due to close on or prior to May 15, 1996, at the option of the Company and at the option of ITF and Select Capital, subject to the Company not suffering a loss in the fiscal year ending April 30, 1996 per the Company's unaudited financial statements for the year ending April 30, 1996, as certified by the
     Company's President and Chief Financial Officer.   The Board of Directors
     of the Company resolved to approve an amendment to the terms and amount of the Series D Debentures, and pursuant to said resolution, the Company, ITF and Select Capital agreed to amend the Letter Agreement to increase Tranch "D" to $3,000,000 and to amend the Tranch "D" conversion terms to the lower of $0.60 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five
     (5) consecutive business days immediately preceding the conversion date from the lower of $1.38 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the
     conversion date.   On May 20, 1996, the Company completed transactions
     wherein the Company issued one Series D Debentures as follows:
               HOLDER             AMOUNT            CLOSING DATE
               Michal Afi         $500,000          May 20, 1996

     The Debentures are all due and payable on December 31, 1997, and all principal and interest is convertible by the Holders thereof into Shares. The conversion period starts 45 days from the closing date of the respective Debenture issuances and ends on the maturity date of the respective Debentures. In the event that the Debentures are not converted by the Holders thereof at maturity, then in that event, the Debentures are automatically converted by their terms into Shares. The Shares to be issued upon conversion are issued pursuant to a Regulation "S" exemption of the Securities Act of 1933, as amended. The Holders have represented that they qualify pursuant to the exemption.
     The Company agreed to pay 5% of face amount of all Debentures ("Gross proceeds") to ITF, 5% of Gross Proceeds Select Capital, 3% of Gross Proceeds to Barrocas & Behzadi Investments and 0.5% to London Select Enterprises Ltd. In addition, the Company agreed to issue to Barrocas & Behzadi that number of shares equivalent to 1% of the Gross Proceeds, with a share price based on the lower of $0.75 per Share or the bid price on the Debentures closing date, and 1 one (1) warrant (the "Warrants") to purchase one (1) Share per $10 of Gross Proceeds as directed by ITF and Select Capital. The Warrants are exercisable at after June 15, 1996 at $0.69 per Share and expire in two and a half years. The Company issued the following warrants to purchase common shares, as directed by ITF and Select Capital:
    DATE             ISSUED TO:                             NUMBER OF
                                                            WARRANTS
    01/18/96         London Select Enterprises, Ltd                   92,500
    01/18/96         First Geneva Holding, Inc.                       92,500
    03/26/96         London Select Enterprises, Ltd                  152,500
    03/26/96         First Geneva Holding, Inc.                      152,500

The Company issued the following shares as directed by Barrocas & Behzadi
Investments:
    DATE                ISSUED TO:                               NUMBER OF
                                                                 SHARES
    05/31/96            Fahrad Behzadi                                27,600
    05/31/96            Jacob Barrocas                                27,600
    05/31/96            Kevin Smokowski                               36,800



ITEM 7.  EXHIBITS
10.115. Copy of Letter Agreement dated December 15, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc. (*)
10.116. Copy of Letter Agreement dated December 22, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc. (*)
10.117 Copy of Agreement For Consulting Services with Barrocas and Behzadi Investments dated November 27, 1995. (*)
10.118 Copy of 9% Convertible A Debenture issued to Torah Vachesed Lezra Vesad dated December 19, 1995. (*)
10.119 Copy of Escrow Agreement with Barry B. Globerman, dated December 20, 1995. (*)
10.120         Copy of a Treasury Order dated December 20, 1995. (*)
10.121 Copy of an Offshore Securities Subscription Agreement with Torah Vachesed Lezra Vesad dated December 20, 1995. (*)
10.122 Copy of 9% Convertible A Debenture issued to Schulamit Pritzker dated December 19, 1995. (*)
10.123 Copy of Escrow Agreement with Barry B. Globerman, dated December 20, 1995. (*)
10.124         Copy of a Treasury Order dated December 20, 1995. (*)
10.125 Copy of an Offshore Securities Subscription Agreement with Schulamit Pritzker dated December 20, 1995 (*)
10.126 Copy of 9% Convertible A Debenture issued to Aaron Meyer Gee dated December 22, 1995. (*)
10.127 Copy of Escrow Agreement with Barry B. Globerman, dated December 22, 1995. (*)
10.128         Copy of a Treasury Order dated December 20, 1995. (*)
10.129 Copy of an Offshore Securities Subscription Agreement with Aaron Meyer Gee dated December 22, 1995 (*)
10.130 Copy of 9% Convertible A Debenture issued to Dovasar S.A., dated December 29, 1995. (*)
10.131 Copy of Escrow Agreement with Barry B. Globerman, dated December 29, 1995. (*)
10.132         Copy of a Treasury Order dated December 29, 1995. (*)
10.133 Copy of an Offshore Securities Subscription Agreement with Dovasar S.A. dated December 29, 1995 (*)
10.134         Copy of 9% Convertible A Debenture issued to Chava Fischman,
               dated December 29, 1995.      (*)
10.135 Copy of Escrow Agreement with Barry B. Globerman, dated December 29, 1995. (*)
10.136         Copy of a Treasury Order dated December 29, 1995. (*)
10.137 Copy of an Offshore Securities Subscription Agreement with Shava Fischman dated December 29, 1995 (*)
10.138 Copy of 9% Convertible B Debenture issued to Henry Zieleniec, dated January 25, 1996. (*)
10.139 Copy of Escrow Agreement with Barry B. Globerman, dated January 25, 1996. (*)
10.140         Copy of a Treasury Order dated January 25, 1996. (*)
10.141 Copy of an Offshore Securities Subscription Agreement with Henry Zieleniec dated January 25, 1996. (*)
10.142 Copy of 9% Convertible B Debenture issued to Raphael Lapidus, dated January 29, 1996. (*)
10.143 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.144         Copy of a Treasury Order dated January 29, 1996. (*)
10.145 Copy of an Offshore Securities Subscription Agreement with Raphael Lapidus dated January 29, 1996. (*)
10.146 Copy of 9% Convertible B Debenture issued to Miriam Herzel, dated January 29, 1996. (*)
10.147 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.148         Copy of a Treasury Order dated January 29, 1996. (*)
10.149 Copy of an Offshore Securities Subscription Agreement with Miriam Herzel dated January 29, 1996 (*)
10.150         Copy of 9% Convertible B Debenture issued to Yosef Yud, dated
               January 29, 1996.   (*)
10.151 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.152         Copy of a Treasury Order dated January 29, 1996  (*)
10.153 Copy of an Offshore Securities Subscription Agreement with Yosef Yud dated January 29, 1996. (*)
10.154 Copy of 9% Convertible B Debenture issued to Menachem M. Begun, dated January 30, 1996. (*)
10.155 Copy of Escrow Agreement with Barry B. Globerman, dated January 30, 1996. (*)
10.156         Copy of a Treasury Order dated January 30, 1996  (*)
10.157 Copy of an Offshore Securities Subscription Agreement with Menachem M. Begun dated January 30, 1996. (*)
10.159 Letter Agreement between the Company, ITF and Select Capital dated February 28, 1996 (**)
10.160 Copy of 9% Convertible C Debenture issued to Shulamit Pritzker, dated February 28, 1996. (**)
10.161 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.162         Copy of a Treasury Order dated February 27, 1996 (**)
10.163 Copy of an Offshore Securities Subscription Agreement with Shulamit Pritzker dated February 27, 1996. (**)
10.164 Copy of 9% Convertible C Debenture issued to Joseph Weinburg, dated February 28, 1996. (**)
10.165 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.166         Copy of a Treasury Order dated February 28, 1996   (**)
10.167 Copy of an Offshore Securities Subscription Agreement with Joseph Weinburg dated February 28, 1996. (**)
10.168 Copy of 9% Convertible C Debenture issued to Torah Vachesed Lezra Vesad, dated February 28, 1996. (**)
10.169 Copy of Escrow Agreement with Barry B. Globerman, dated February 27, 1996. (**)
10.170         Copy of a Treasury Order dated February 27, 1996   (**)
10.171 Copy of an Offshore Securities Subscription Agreement with Torah Vachesed Lezra Vesad, dated February 28, 1996. (**)
10.172 Copy of 9% Convertible C Debenture issued to Yosef Yud, dated February 28, 1996. (**)
10.173 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.174         Copy of a Treasury Order dated February 28, 1996. (**)
10.175 Copy of an Offshore Securities Subscription Agreement with Yosef Yud, dated February 28, 1996. (**)
10.176 Copy of 9% Convertible C Debenture issued to Aaron Meyer Gee, dated February 28, 1996. (**)
10.177 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.178         Copy of a Treasury Order dated February 28, 1996. (**)
10.179 Copy of an Offshore Securities Subscription Agreement with Aaron Meyer Gee, dated February 28, 1996. (**)
10.180 Copy of 9% Convertible C Debenture issued to Dovasar S.A., dated February 29, 1996. (**)
10.181 Copy of Escrow Agreement with Barry B. Globerman, dated February 29, 1996. (**)
10.182         Copy of a Treasury Order dated February 29, 1996. (**)
10.183 Copy of an Offshore Securities Subscription Agreement with Dovasar S.A., dated February 29, 1996. (**)
10.184 Letter from Management Technologies, Inc. to Barry B. Globerman dated December 15, 1995. (**)
10.185 Letter from MTi Abraxsys Systems, Inc. to Management Technologies, Inc. dated December 15, 1995. (**)
10.187 Copy of 9% Convertible C Debenture issued to Israel Daniel Levy, dated March 26, 1996. (***)
10.188 Copy of Escrow Agreement with Barry B. Globerman, dated March 26, 1996. (***)
10.189         Copy of a Treasury Order dated March 26, 1996   (***)
10.190 Copy of an Offshore Securities Subscription Agreement with Israel Daniel Levy, dated March 26, 1996. (***)
10.191         Copy of 9% Convertible C Debenture issued to Joseph Yud, dated
               March 26, 1996.     (***)
10.192 Copy of Escrow Agreement with Barry B. Globerman, dated March 26, 1996. (***)
10.193         Copy of a Treasury Order dated March 26, 1996   (***)
10.194 Copy of an Offshore Securities Subscription Agreement with Joseph Yud, dated March 26, 1996. (***)
10.195 Copy of 9% Convertible C Debenture issued to Mary Park Properties, Ltd., dated March 26, 1996. (***)
10.196 Copy of Escrow Agreement with Barry B. Globerman, dated March 26, 1996. (***)
10.197         Copy of a Treasury Order dated March 26, 1996   (***)
10.198 Copy of an Offshore Securities Subscription Agreement with Mary Park Properties, Ltd., dated March 26, 1996. (***)
10.199         Copy of 9% Convertible D Debenture issued to Michal Alif, dated
               May 2, 1996.   (***)
10.200         Copy of Escrow Agreement with Barry B. Globerman, dated May 2,
               1996.  (***)
10.201         Copy of a Treasury Order dated May 2, 1996   (***)
10.202 Copy of an Offshore Securities Subscription Agreement with Michal Alif, dated May 2, 1996. (***)
 (*) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-K filed on February 8, 1996.
(**) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-KA filed on March 27, 1996.
(***) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-KA filed on July 11, 1996.

                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)


                              /s/ Peter Morris
                                 -----------------------------------

                              Peter Morris
                              President & Chief Operating Officer


Dated:    New York, New York